UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

Loral Space & Communications Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-14180	87-0748324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Fifth Avenue, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 697-1105

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock	LORL	Nasdaq Global Select Market
Preferred Stock Purchase Rights		Nasdaq Global Select Market

Item 8.01 Other Events.

As previously announced, at a reconvened special meeting of stockholders of Loral Space & Communications Inc. (“Loral”) held on August 23, 2021, Loral’s stockholders approved each of the proposals described in Loral’s proxy statement dated June 30, 2021 (the “Proxy Statement”), including the proposal to consider and vote on the adoption of the Transaction Agreement (as described in the Proxy Statement).

On or about September 8, 2021, Loral commenced the mailing of the Election Form and Letter of Transmittal whereby Loral stockholders may elect to receive, in exchange for their shares of Loral common stock, Common Shares and/or Partnership Units of Telesat Corporation and Telesat Partnership LP, respectively (such Election Form and Letter of Transmittal, the “Election Form”, and such election, the “Election”), subject to the consummation of the transactions (the “Closing”) contemplated by, and the terms and conditions contained in, the Transaction Agreement. The Election Form is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As described in the Election Form and the Proxy Statement, Loral stockholders who hold their shares of Loral common stock in certificated form or whose shares of Loral common stock are registered in their name should follow the instructions set forth in the Election Form and deliver the properly completed Election Form and duly executed transmittal materials included with the Election Form to Computershare Investor Services Inc. via one of the delivery methods set forth in the Election Form.

Loral stockholders who hold their shares of Loral common stock through a broker, investment dealer, bank, trust company or other nominee must make an Election by following the election instructions in the Election Form that such stockholders receive from their broker, investment dealer, bank, trust company or other nominee. Such Loral stockholders should contact their broker, investment dealer, bank, trust company or other nominee with any questions.

Each Election, along with duly executed and completed transmittal materials, must be received by Computershare Investor Services Inc. by 5:00 p.m., eastern time, on the date that is three business days prior to the date of the Closing, which date will be publicly announced by Loral at least five business days prior to the anticipated date of the Closing (including any extension or delay thereof), subject to the terms of the Transaction Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Election Form and Letter of Transmittal
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Loral Space & Communications Inc.

Date: September 14, 2021	By:	/s/ Avi Katz
Avi Katz
President, General Counsel and Secretary

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